Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2025
Property and Equipment [Abstract]
Schedule of Property and Equipment

Property and equipment consisted of the following:

	As of December 31,
	2024	2025
	RMB	RMB	USD
Leasehold improvement	145,720	64,521	9,225
Furniture and office equipment	2,182	1,972	282
Electronic equipment	9,893	9,893	1,415
Vehicles	2,696	2,613	374
Less: accumulated depreciation	(13,188)	(17,135)	(2,450)
Property and equipment, net	147,303	61,864	8,846